FOURTH QUARTER 2018 INVESTOR PRESENTATION

NASDAQ: SRCE

www.1stsource.com

DISCLOSURES

Forward-Looking Statements

Except for historical information, the matters discussed may include "forward-looking statements." Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source's actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise.

Non-GAAP Financial Measures

The accounting and reporting policies of 1st Source conform to generally accepted accounting principles ("GAAP") in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company's performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio and tangible book value per common share. Management believes that these measures provide users of the Company's financial information a more meaningful view of the performance of the interest-earning assets and interest-bearing liabilities and of the Company's operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled "Reconciliation of Non-GAAP Financial Measures" for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures.

CORPORATE OVERVIEW

$6.3 billion Community Bank with International Reach headquartered in South Bend, Indiana

Community Banking:

- Locations throughout Northern Indiana and Southwestern Michigan
- Business and personal banking, payment services, lending, mortgage, and leasing
- Investment management, wealth advisory and estate planning, and retirement planning services
- Business and consumer insurance sales

Specialty Finance:

- National and international footprint
- Construction machinery
- Corporate and personal aircraft
- Auto rental and leasing, shuttle buses, motor coaches, funeral cars, and step vans
- Truck rental and leasing

MISSION AND VISION

Mission

To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term.

Vision

- Offer our clients the highest-quality service
- Support a proud family of colleagues who personify the 1st Source spirit of partnership
- Be the financial institution of choice in each market we serve
- Remain independent and nurture pride of ownership among all 1st Source colleagues
- Achieve long-term, superior financial results


WIN WITH PEOPLE
ACHIEVE DISTINCTIVE CONVENIENCE
CONTINUE LEAN JOURNEY
GROW PRIMARY RELATIONSHIPS
PRODUCE SUPERIOR FINANCIALS
COMMUNITY LEADERSHIP
OUTSTANDING CLIENT SERVICE
SUPERIOR QUALITY
TEAMWORK
INTEGRITY

MARKET AREA


MICHIGAN
INDIANA
South Bend
Mishawaka
Valparaiso
Fort Wayne

Specialty Finance
Loans and Leases
$2.41 billion

Community Bank
Loans and Leases
$2.56 billion

BUSINESS MIX (LOANS AND LEASES)





Business Community Banking	74%	51%
Personal Community Banking	26%	



Specialty Finance	49%

COMMUNITY BANKING

- **80** Banking Centers
- **101** Twenty-four hour ATMs
- **10** 1st Source Insurance offices
- **8** Trust & Wealth Advisory locations with approximately $3.9 billion of assets under management



In person



Online



Over the phone



Mobile

COMMUNITY BANKING MARKET AREA



Higher Education



Steel Production



Regional Medical Hub



Medical Devices

17 – County Market

Market Households	804,633
Client Households	104,958
Penetration	13.0%
Businesses (approx)	69,400
Business Clients	19,538
Penetration	28.2%

As of December 31, 2018



Agriculture



Distribution Hub



Recreational Vehicle Manufacturing

SPECIALTY FINANCE GROUP SERVICES



Aircraft Division — $803MM
Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail.



Construction Equipment Division — $645MM
Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.)



Auto and Light Truck Division — $560MM
Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: shuttle buses, motor coaches, funeral cars and step vans.



Medium and Heavy Duty Truck Division — $284MM
The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills.

EXPERIENCED AND PROVEN TEAM

Executive Team

- 5 executives with an average 37 years each of banking experience and 27 years with 1st Source

Business Banking Officers

- 37 business banking officers with an average 20 years each of lending experience and with 1st Source from 1 to 35 years

Specialty Finance Group Officers

- 27 specialty finance officers with an average 25 years each of lending experience and with 1st Source from 1 to 31 years

PERFORMANCE – CLIENT

- #1 deposit share in our 15 contiguous county market
- #1 SBA Lender in our Indiana footprint
- #1 SBA Lender Headquartered in State of Indiana



Source Bank
Source Bank

- Forbes "Top-Rated Bank Headquartered in Indiana" based on 2018 "Best-In-State-Banks" Survey
- #23 on Monitor Magazine's 2018 Top 50 U.S. Bank Finance/Leasing Companies
- Best Places to Work: Professional Development – South Bend Tribune, 2018
- Indiana SBA Community Lender Award – 2013 - 2018
- Honored for highest total dollars and number of SBA 504 Loans – Business Development Corporation, 2018

FINANCIAL REVIEW

GROWING LOAN PORTFOLIO

Total Average Loans & Leases ($MM)



Loans & Leases
Yield on Loans & Leases - FTE (%)*
5500
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
Compound Annual Growth Rate: 6.91%
3640
3837
4114
4333
4755
4.42%
4.39%
4.28%
4.50%
4.93%
2014
2015
2016
2017
2018

* See "Reconciliation of non-GAAP Financial Measures" in Appendix.

1st Source Corporation

DIVERSIFIED LOAN PORTFOLIO

2018 Average Loans by Type



Commercial and Agricultural 22%
Commercial Real Estate 16%
Residential Real Estate 11%
Consumer 3%
Medium and Heavy Duty Truck 6%
Auto and Light Truck 11%
Construction Equipment 13%
Aircraft 18%

STRONG CREDIT QUALITY

% of Net Loans and Leases

Loan & Lease Loss Reserve



Stable Reserves
2.31%
2.21%
2.11%
2.10%
2.08%
2014
2015
2016
2017
2018

Nonperforming Assets



Low Nonperforming Assets
1.13%
0.50%
0.70%
0.67%
0.71%
2014
2015
2016
2017
2018

Net Charge-Offs / (Recoveries)



Limited Losses
0.06%
(0.02%)
0.13%
0.06%
0.29%
2014
2015
2016
2017
2018

CORE DEPOSIT FRANCHISE


Total Average Deposits ($MM)
Non-core Deposits
Core Deposits
Effective Rate on Deposits (%)
6000
5000
4000
3000
2000
1000
0
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Compound Annual Growth Rate: 7.06%
2014
2015
2016
2017
2018
3778
270
3508
0.30%
3961
329
3632
0.29%
4303
431
3872
0.35%
4493
444
4049
0.43%
4964
687
4277
0.70%

* Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs.

ATTRACTIVE CORE DEPOSIT FRANCHISE

2018 Average Deposits By Type


Savings and Interest Bearing Demand 49%
Noninterest Bearing Demand 22%
CD and IRA 29%

DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET*

Leading Market Share in Community Banking Markets ($000)



$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
June 12
June 13
June 14
June 15
June 16
June 17
June 18

	2018
1st Source	13.97%
Chase	9.52%
Lake City Bank	8.61%
Flagstar Bank**	6.66%
Horizon Bank	4.58%
Fifth Third	4.52%

Data as of June 2018 – FDIC (via S&P Global)

**Wells Fargo deposits at June 30, 2018

*Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan.

NET INCOME & EARNINGS PER SHARE


($MM)
$100
$80
$60
$40
$20
$0
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
58.1
57.5
57.8
68.1
82.4
2.17
2.17
2.22
2.60
3.16
2014
2015
2016
2017
2018
Net Income
EPCS (Diluted)

NET INTEREST MARGIN (FTE)*


($MM)
$250
$200
$150
$100
$50
$0
4.00%
3.85%
3.70%
3.55%
3.40%
3.25%
162.2
168.2
171.5
187.4
214.7
3.59%
3.60%
3.43%
3.57%
3.73%
2014
2015
2016
2017
2018
Net Interest Income ($MM)
Net Interest Margin (%)

* See "Reconciliation of non-GAAP Financial Measures" in Appendix.

DIVERSE SOURCES OF NONINTEREST INCOME

Noninterest Income Composition

2018 = $70.8MM*



Equipment Rental 8%
Mortgage Banking 5%
Trust and Wealth Advisory 30%
Insurance Commissions 9%
Fair Value of Assets Under Management of $3.9B
Service Charges on Deposit Accounts 15%
Other 14%
Debit Card 19%
25% of Total Revenue*

* Note: Equipment rental income is shown net of leased equipment depreciation. See "Reconciliation of non-GAAP Financial Measures" in Appendix.

OPERATING EXPENSES



($MM)
$180.0
$150.0
$120.0
$90.0
$60.0
$30.0
$0.0
70.0%
65.0%
60.0%
55.0%
50.0%
136.1
140.8
142.0
148.8
160.2
60.6%
60.9%
60.2%
57.7%
56.2%
2014
2015
2016
2017
2018
Noninterest Expense ($MM)*
Efficiency - Adjusted (%)*

* Note: Noninterest expense is shown net of leased equipment depreciation. See "Reconciliation of non-GAAP Financial Measures" in Appendix.

STRONG CAPITAL POSITION

Tier 1 Leverage Ratio



12.16%
12.21%
12.11%
12.17%
12.06%
5% Well Capitalized
2014
2015
2016
2017
2018

Tier 1 Risk Based Ratio



14.57%
13.65%
13.80%
13.44%
13.42%
8% Well Capitalized
2014
2015
2016
2017
2018

Total Risk Based Capital Ratio



15.89%
14.97%
15.12%
14.70%
14.68%
10% Well Capitalized
2014
2015
2016
2017
2018

Tangible Common Equity / Tangible Assets*



11.15%
10.96%
10.89%
10.94%
10.92%
2014
2015
2016
2017
2018

* See "Reconciliation of non-GAAP Financial Measures" in Appendix.

TANGIBLE BOOK VALUE PER COMMON SHARE*



Consistent Growth
$30.00
$26.00
$22.00
$18.00
$14.00
$10.00
Compound Annual Growth Rate: 7.00%
$16.38
$17.67
$18.65
$20.16
$21.49
$22.75
$24.47
$26.30
2011
2012
2013
2014
2015
2016
2017
2018

* See "Reconciliation of non-GAAP Financial Measures" in Appendix.

1st Source Corporation

COMMON DIVIDENDS PER SHARE


31 YEARS OF CONSECUTIVE DIVIDEND GROWTH
Compound Annual Growth Rate: 6.18%
$1.200
$1.000
$0.800
$0.600
$0.400
$0.200
$0.000
0.527
0.536
0.555
0.582
0.600
0.618
0.645
0.671
0.720
0.760
0.960
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

DELIVERING RETURNS TO SHAREHOLDERS


Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices
1st Source (SRCE)
S&P 500
Wilshire 5000
Russell 2000
NASDAQ
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$20,273
$11,231
$8,167
$5,102
$3,171
9/30/1971
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

1st Source Corporation

DELIVERING RETURNS TO SHAREHOLDERS



December 31, 2007 - February 04, 2019
1st Source Corp (SRCE)
KBW NASDAQ Bank
NASDAQ Bank
S&P 500 Bank
SNL U.S. Bank
KBW NASDAQ Regional Bank
Price Change (%)
300.00
250.00
200.00
150.00
100.00
50.00
0.00
(50.00)
(100.00)
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
192.38%
38.86%
34.57%
14.38%
13.76%
9.80%

PERFORMANCE – FINANCIAL

- #26 of 123 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine
- 5 Star "Superior" Rating – Bauer Financial
- 31 years of consecutive dividend growth



1st Source Bank

INVESTMENT CONSIDERATIONS

- Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth
- Experienced and proven team with significant investment in bank
- Diversification of product mix and geography with asset generation capability
- Leading market share in community banking markets
- Stable credit quality, strongly reserved
- Strong capital position and 31 consecutive years of dividend growth

CONTACT INFORMATION

Christopher J. Murphy III

Chairman of the Board and CEO

(574) 235-2711

murphy-c@1stsource.com

Andrea G. Short

CFO and Treasurer

(574) 235-2348

shorta@1stsource.com

APPENDIX

Consolidated Balance Sheet

(Dollars in millions)	2014	2015	2016	2017	2018
Cash and cash equivalents	$ 66	$ 80	$ 108	$ 78	$ 99
Investment securities and other investments	812	814	873	930	1,019
Loans and leases, net of unearned discount	3,702	4,005	4,204	4,541	4,847
Reserve for loan and lease losses	(85)	(88)	(89)	(95)	(100)
Equipment owned under operating leases, net	74	110	119	140	134
Other assets	261	267	271	293	295
Total assets	$ 4,830	$ 5,188	$ 5,486	$ 5,887	$ 6,294
Noninterest-bearing deposits	$ 796	$ 902	$ 991	$ 1,064	$ 1,217
Interest-bearing deposits	3,007	3,237	3,343	3,689	3,905
Total deposits	3,803	4,139	4,334	4,753	5,122
Total borrowings	361	350	424	342	329
Other liabilities	52	55	55	73	79
Total shareholders' equity	614	644	673	719	762
Noncontrolling interests	-	-	-	-	2
Total equity	614	644	673	719	764
Total liabilities and equity	$ 4,830	$ 5,188	$ 5,486	$ 5,887	$ 6,294

Consolidated Income Statement

(Dollars in millions)	2014	2015	2016	2017	2018
Net interest income	$ 160	$ 167	$ 170	$ 186	$ 214
Provision for loan and leases losses	4	2	6	9	19
Noninterest income*	64	65	67	73	70
Noninterest expense*	136	141	142	149	160
Income before income taxes	84	89	89	101	105
Income tax expense	26	32	31	33	23
Net income	$ 58	$ 57	$ 58	$ 68	$ 82
Dilluted net income per common share	$ 2.17	$ 2.17	$ 2.22	$ 2.60	$ 3.16

*Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See "Reconciliation of non-GAAP Financial Measures" in Appendix.

Aircraft Portfolio – Industries by NAICS


Retail Trade
13%
Construction
10%
Manufacturing
8%
Ag, Forestry, Fishing & Hunting
7%
Wholesale Trade
5%
Other*
4%
Transportation & Warehousing
20%
Finance & Insurance and Real Estate
14%
Services
19%

*Other includes: Mining & Utilities and Information

Ownership Summary

Shareholder Type	Shares	% of Total
Institutional	12,373,508	48.0%
Insiders	8,334,851	32.3%
Retail/Other	4,067,758	15.8%
1st Source ESOP	1,007,611	3.9%
Total Shares Outstanding(1)	**25,783,728**	**100.0%**



Retail/Other
15.8%
1st Source ESOP
3.9%
Institutional
48.0%
Insiders
32.3%

Rank	Institution (Top 10 Institutions)	Shares	% of Total
1	Dimensional Fund Advisors LP	2,127,041	8.2%
2	BlackRock Inc.	1,159,343	4.5%
3	Wellington Management Group LLP	1,031,730	4.0%
4	Vanguard Group Inc.	713,841	2.8%
5	Janus Henderson Group PLC	599,888	2.3%
6	Manulife Asset Management	575,270	2.2%
7	Janus Capital Management LLC	564,661	2.2%
8	AllianceBernstein LP	431,383	1.7%
9	State Street Global Advisors, Inc.	350,292	1.4%
10	Norges Bank Investment Management	332,133	1.3%
	Top 10 Institutions(2)	**7,885,582**	**30.6%**
	Other	4,487,926	17.4%
	Total Institutional Ownership(2)	**12,373,508**	**48.0%**

(1) As of December 31, 2018
(2) As of September 30, 2018 or most recently reported data
Source: SNL Financial and Company filings

Reconciliation of Non-GAAP Financial Measures

Calculation of Yield on Loans and Leases

(Dollars in thousands)	2014	2015	2016	2017	2018
(A) Loans and leases interest income (GAAP)	$ 160,753	$ 168,327	$ 175,532	$ 194,297	$ 234,083
(B) Plus: loans and leases fully tax-equivalent adjustments	274	284	584	621	367
(C) Loans and leases interest income - FTE (A+B)	161,027	168,611	176,116	194,918	234,450
(D) Average loans and leases	$ 3,639,985	$ 3,837,149	$ 4,113,508	$ 4,333,375	$ 4,755,256
Yield on loans and leases (GAAP) (A/D)	4.42%	4.39%	4.27%	4.48%	4.92%
Yield on loans and leases - FTE (C/D)	4.42%	4.39%	4.28%	4.50%	4.93%

Calculation of Net Interest Margin

(Dollars in thousands)	2014	2015	2016	2017	2018
(A) Interest income (GAAP)	$ 178,554	$ 184,684	$ 191,760	$ 212,385	$ 257,316
(B) Plus: fully tax-equivalent adjustments	1,839	1,698	1,825	1,795	803
(C) Interest income - FTE (A+B)	180,393	186,382	193,585	214,180	258,119
(D) Interest expense (GAAP)	18,225	18,163	22,101	26,754	43,410
(E) Net interest income (GAAP) (A-D)	160,329	166,521	169,659	185,631	213,906
(F) Net interest income - FTE (C-D)	162,168	168,219	171,484	187,426	214,709
(G) Average earning assets	$ 4,513,631	$ 4,668,811	$ 5,003,922	$ 5,251,094	$ 5,761,761
Net interest margin (GAAP) (E/G)	3.55%	3.57%	3.39%	3.54%	3.71%
Net interest margin - FTE (F*G)	3.59%	3.60%	3.43%	3.57%	3.73%

Noninterest Income

(Dollars in thousands)	2014	2015	2016	2017	2018
(A) Noninterest income (GAAP)	$ 77,887	$ 83,316	$ 88,945	$ 98,706	$ 97,050
(B) Less: depreciation - leased equipment	(13,893)	(18,280)	(21,678)	(25,215)	(26,248)
Noninterest income - adjusted (A-B)	$ 63,994	$ 65,036	$ 67,267	$ 73,491	$ 70,802

Reconciliation of Non-GAAP Financial Measures

Noninterest Expense

(Dollars in thousands)		2014		2015		2016		2017		2018
(A) Noninterest expense (GAAP)	$	150,040	$	159,114	$	163,645	$	173,997	$	186,467
(B) Less: depreciation - leased equipment		(13,893)		(18,280)		(21,678)		(25,215)		(26,248)
Noninterest expense - adjusted (A-B)	$	136,147	$	140,834	$	141,967	$	148,782	$	160,219

Calculation of Efficiency Ratio

(Dollars in thousands)		2014		2015		2016		2017		2018
(A) Net interest income (GAAP)	$	160,329	$	166,521	$	169,659	$	185,631	$	213,906
(B) Net interest income - FTE		162,168		168,219		171,484		187,426		214,709
(C) Plus: noninterest income (GAAP)		77,887		83,316		88,945		98,706		97,050
(D) Less: gains/losses on investment securities and partnership investments		(3,151)		(2,130)		(3,873)		(4,569)		(320)
(E) Less: depreciation - leased equipment		(13,893)		(18,280)		(21,678)		(25,215)		(26,248)
(F) Total net revenue (GAAP) (A+C)		238,216		249,837		258,604		284,337		310,956
(G) Total net revenue - adjusted (B+C-D-E)		223,011		231,125		234,878		256,348		285,191
(H) Noninterest expense (GAAP)		150,040		159,114		163,645		173,997		186,467
(E) Less: depreciation - leased equipment		(13,893)		(18,280)		(21,678)		(25,215)		(26,248)
(I) Less: contribution expense limited to gains on investment securities in (D)		(963)		-		(484)		(959)		-
(J) Noninterest expense - adjusted (H-E-I)	$	135,184	$	140,834	$	141,483	$	147,823	$	160,219
Efficiency ratio (GAAP-derived) (H/F)		63.0%		63.7%		63.3%		61.2%		60.0%
Efficiency ratio - adjusted (J/G)		60.6%		60.9%		60.2%		57.7%		56.2%

Reconciliation of Non-GAAP Financial Measures

Calculation of Tangible Common Equity-to-Tangible Assets Ratio

(Dollars in thousands)	2014	2015	2016	2017	2018
(A) Total common shareholders' equity (GAAP)	$ 614,473	$ 644,053	$ 672,650	$ 718,537	$ 762,082
(B) Less: goodwill and intangible assets	(85,371)	(84,676)	(84,102)	(83,742)	(83,998)
(C) Total tangible common shareholders' equity (A-B)	529,102	559,377	588,548	634,795	678,084
(D) Total assets (GAAP)	4,829,958	5,187,916	5,486,268	5,887,284	6,293,745
(B) Less: goodwill and intangible assets	(85,371)	(84,676)	(84,102)	(83,742)	(83,998)
(E) Total tangible assets (D-B)	$ 4,744,587	$ 5,103,240	$ 5,402,166	$ 5,803,542	$ 6,209,747
Common equity-to-assets ratio (GAAP-derived) (A/D)	12.72%	12.41%	12.26%	12.20%	12.11%
Tangible common equity-to-tangible assets ratio (C/E)	11.15%	10.96%	10.89%	10.94%	10.92%

Calculation of Tangible Book Value per Common Share

(Dollars in thousands, except for per share data)	2011	2012	2013	2014	2015	2016	2017	2018
(A) Total common shareholders' equity (GAAP)	$ 523,918	$ 558,655	$ 585,378	$ 614,473	$ 644,053	$ 672,650	$ 718,537	$ 762,082
(B) Less: goodwill and intangible assets	(87,502)	(87,502)	(86,343)	(85,371)	(84,676)	(84,102)	(83,742)	(83,998)
(C) Total tangible common shareholders' equity (A-B)	$ 436,243	$ 471,153	$ 499,035	$ 529,102	$ 559,377	$ 588,548	$ 634,795	$ 678,084
(D) Actual common shares outstanding	26,635,424	26,666,889	26,754,761	26,248,690	26,027,584	25,875,765	25,936,764	25,783,728
Book value per common share (GAAP-derived) (A/D)*1000	$ 19.67	$ 20.95	$ 21.88	$ 23.41	$ 24.75	$ 26.00	$ 27.70	$ 29.56
Tangible common book value per share (C/D)*1000	$ 16.38	$ 17.67	$ 18.65	$ 20.16	$ 21.49	$ 22.75	$ 24.47	$ 26.30